UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2010
PHOENIX TECHNOLOGIES LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17111	04-2685985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 570-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 ☐ CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 ☐ CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On November 3, 2010, Phoenix Technologies Ltd., a Delaware corporation (“Phoenix”), entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of August 17, 2010, by and among Phoenix, Pharaoh Acquisition LLC, a Delaware limited liability company and formerly known as Pharaoh Acquisition Corp (“Parent”), Pharaoh Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), each affiliates of Marlin Equity Partners (“Marlin”), and, solely for purposes of providing a guarantee of the obligations of the Parent and Merger Subsidiary, Marlin Equity II, L.P., a Delaware limited partnership and Marlin Equity III, L.P., a Delaware limited partnership, as previously amended on October 21, 2010 (the “Marlin Merger Agreement”).
Pursuant to the Amendment, the Merger Consideration (as defined in the Marlin Merger Agreement) was increased to $4.20 per share. In addition, the Amendment provides that Phoenix will cause the stockholder meeting currently scheduled to be held on November 5, 2010 to be delayed to a date that is not more than ten (10) days after the mailing date of a supplemental proxy statement. The Amendment also provides, among other things, that Phoenix may continue, until the third (3rd) business day following the date of the Amendment (the “Cut-Off Time”), to furnish information to any Active Bidder (as defined in the Marlin Merger Agreement, as amended) and participate in discussions or negotiations with an Active Bidder regarding the possibility of the Active Bidder submitting an acquisition proposal. If an acquisition proposal is submitted by an Active Bidder after the Cut-Off Time, in the event Parent is entitled to receive the Company Termination Fee (as defined in the Marlin Merger Agreement), Phoenix is required to pay to Parent an additional amount equal to (1) 50% of the difference between (i) the per share amount to be received by Phoenix’s stockholders, and (ii) $4.20, multiplied by (2) the number of shares of Phoenix common stock outstanding prior to the closing of the transaction. Notwithstanding the foregoing, the sum of the Company Termination Fee and such additional amount will not exceed 3.75% of the aggregate Merger Consideration paid or otherwise provided by the Active Bidder.
Other than as expressly modified pursuant to the Amendment, the Marlin Merger Agreement remains in full force and effect as originally executed on August 17, 2010 and amended on October 21, 2010. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
On November 3, 2010, Phoenix issued a press release announcing the Amendment and the transaction contemplated thereunder, and a copy of such press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01.	Other Events
As previously disclosed, on October 31, 2010, Gores Capital Partners III, L.P. and its affiliates submitted a definitive offer and revised proposal (the “Gores Proposal”) to Phoenix to acquire all of the outstanding securities of Phoenix for cash consideration of $4.20 share and, on November 1, 2010, the board of directors of Phoenix (the “Board”) determined that such proposal constituted a Superior Proposal (as such term is defined in the Marlin Merger Agreement).
On November 2, 2010, pursuant to the terms of the Marlin Merger Agreement, Marlin submitted a matching proposal in the form of the Amendment to increase the Merger Consideration to $4.20 per share and modify other terms in the Marlin Merger Agreement as described in Item 1.01 above. On November 3, 2010, the Board determined, after consulting with its financial and legal advisors, that in light of the matching proposal submitted by Marlin, the Gores Proposal no longer constitutes a Superior Proposal and that it is in the best interest of the stockholders of Phoenix to enter into the Amendment.

The Board has approved the merger with Marlin and continues to support its recommendation that Phoenix’s stockholders adopt the Marlin Merger Agreement, as amended by the Amendment, and approve the merger with Marlin at Phoenix’s special meeting of stockholders. Phoenix plans to distribute and file with the Securities and Exchange Commission a supplement to the definitive proxy statement filed on September 22, 2010 and the supplemental proxy statement filed on October 26, 2010 to update stockholders with respect to the developments described above.
Phoenix expects that it will hold but immediately adjourn its special meeting of stockholders originally scheduled on November 5, 2010 to a later date to be announced at the meeting.
Important Additional Information About the Merger and Where You Can Find It.
In connection with the proposed transaction and the special meeting of Phoenix stockholders to approve the transaction, Phoenix has filed a definitive proxy statement with the Securities and Exchange Commission on September 22, 2010 and a supplement to the definitive proxy statement on October 26, 2010 and will file one or more supplements to the definitive proxy statement (as supplemented, the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by Phoenix at the Securities and Exchange Commission’s website at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from Phoenix by directing such request to Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.
Phoenix and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Certain information regarding the interests of such directors and executive officers is included in the Phoenix Proxy Statement for its 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on December 30, 2009, and information concerning all of the Phoenix participants in the solicitation are included in the Proxy Statement. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from Phoenix Technologies Ltd., c/o Investor Relations, 915 Murphy Ranch Rd., Milpitas, CA, telephone: (408) 570-1000.
Forward-Looking Statements
This document contains certain forward-looking statements about Phoenix that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstances that could affect the timing and results of stockholder approval of the Marlin Merger Agreement and the closing of the merger contemplated under the Marlin Merger Agreement; the outcome of any legal proceedings that have or may be instituted against the Company; the risk that the proposed transaction disrupts current plans and operations; and other risks that are set forth in the “Risk Factors” and other sections of Phoenix’s filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the merger are beyond Phoenix’s ability to control or predict. Phoenix undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
2.1
Amendment to the Agreement and Plan of Merger by and among Phoenix Technologies Ltd., Pharaoh Acquisition LLC, Pharaoh Merger Sub Corp., and Marlin Equity II, L.P. and Marlin Equity III, L.P., dated as of November 3, 2010.

99.1	Press Release dated November 3, 2010.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010	PHOENIX TECHNOLOGIES LTD.
	By:	/s/ Timothy C. Chu
Timothy C. Chu
Vice President, General Counsel and Secretary